Exhibit 99.1

Constellation Energy

Constellation Energy and

MidAmerican Energy Holdings Company Investor Conference Call

September 22, 2008

The way energy worksTM.

Constellation Energy

The way energy works.

Forward Looking Statements Disclosure

Certain statements made in this presentation are forward-looking statements and may contain words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” and other similar words. We also disclose non-historical information that represents management’s expectations, which are based on numerous assumptions. These statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to be materially different from projected results. These risks include, but are not limited to: the timing and extent of changes in commodity prices for energy including coal, natural gas, oil, electricity, nuclear fuel, freight and emissions allowances; the timing and extent of deregulation of, and competition in, the energy markets, and the rules and regulations adopted on a transitional basis in those markets; the conditions of the capital markets, interest rates, availability of credit, liquidity and general economic conditions, as well as Constellation Energy’s and BGE’s ability to maintain their current credit ratings; the ability to attract and retain customers in our competitive supply activities and to adequately forecast their energy usage; the effectiveness of Constellation Energy’s and BGE’s risk management policies and procedures and the ability and willingness of our counterparties to satisfy their financial and other commitments; the liquidity and competitiveness of wholesale markets for energy commodities; uncertainties associated with estimating natural gas reserves, developing properties and extracting gas; operational factors affecting the operations of our generating facilities (including nuclear facilities) and BGE’s transmission and distribution facilities, including catastrophic weather-related damages, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, unavailability of coal or gas transportation or electric transmission services, workforce issues, terrorism, liabilities associated with catastrophic events, and other events beyond our control; the inability of BGE to recover all its costs associated with providing customers service; the effect of weather and general economic and business conditions on energy supply, demand, and prices; regulatory or legislative developments that affect deregulation, transmission or distribution rates, demand for energy, or that would increase costs, including costs related to nuclear power plants, safety, or environmental compliance; the ability of our regulated and non-regulated businesses to comply with complex and/or changing market rules and regulations; the actual outcome of uncertainties associated with assumptions and estimates using judgment when applying critical accounting policies and preparing financial statements, including factors that are estimated in applying mark-to-market accounting, such as the ability to obtain market prices and in the absence of verifiable market prices, the appropriateness of models and model impacts (including, but not limited to, extreme contractual load obligations, unit availability, forward commodity prices, interest rates, correlation and volatility factors); changes in accounting principles or practices; losses on the sale or write-down of assets due to impairment events or changes in management intent with regard to either holding or selling certain assets; our ability to successfully identify and complete acquisitions and sales of businesses and assets; and cost and other effects of legal and administrative proceedings that may not be covered by insurance, including environmental liabilities. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Please see our periodic reports filed with the SEC for more information on these factors. These forward-looking statements represent estimates and assumptions only as of the date of this presentation, and no duty is undertaken to update them to reflect new information, events or circumstances. 2

Constellation Energy

The way energy works.

Non-solicitation

This communication is being made in respect of the proposed merger transaction involving Constellation Energy and MidAmerican Energy Holdings Company. In connection with the proposed transaction, Constellation Energy will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by Constellation Energy regarding Constellation Energy, MidAmerican Energy Holdings Company and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). These materials can also be obtained, when available, without charge, by directing a request to Constellation Energy per the investor relations contact information below.

Constellation Energy, MidAmerican Energy Holdings Company and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Constellation Energy’s directors and executive officers is available in Constellation Energy’s notice of annual meeting and proxy statement for its most recent annual meeting and Constellation Energy’s Annual Report on Form 10-K for the year ended December 31, 2007, which were filed with the Securities and Exchange Commission on February 27, 2008 and April 29, 2008, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

Constellation Energy

Mayo A. Shattuck III

Chairman, President and Chief Executive Officer Constellation Energy

The way energy worksTM.

Constellation Energy

The way energy works.

Overview

• Constellation Energy Group to be acquired by MidAmerican Energy Holdings for $26.50 per share

• Constellation Energy will become a wholly owned subsidiary of MidAmerican

• Constellation issued to MidAmerican $1 billion of convertible preferred equity yielding 8 percent

• Transaction expected to close within one year

• 8-K filing with SEC contains full terms of agreement

Pending approval, Constellation Energy to become a subsidiary of MidAmerican

Constellation Energy

The way energy works.

New Ownership Brings Stability

BERKSHIRE HATHAWAY INC.

MIDAMERICAN ENERGY HOLDINGS COMPANY

• Agreement made with the best interests of all relevant stakeholders

• MidAmerican and Berkshire Hathaway committed to Constellation Energy business plan and strategic direction

• Berkshire has a track record of granting autonomous operation to its subsidiaries

• Combination of industry leaders brings experience, knowledge, stability, and reputation

Constellation Energy

The way energy works.

Strategic Transformation

• August Analyst Meeting outlined action plan to address liquidity

– Entered into firm, underwritten commitment for an additional $2 billion credit facility with RBS and UBS

– Near-term actions in commodities business (upstream gas, international coal / freight business, etc.)

– Continue to evaluate strategic alternatives for commodities business

– Pursue opportunities to grow physical asset base

• Recent turmoil in the capital markets and the potential impact on the company forced a more aggressive strategic decision

Constellation Energy

The way energy works.

Review

• Agreement made with all stakeholders’ best interests in mind

• Support from MidAmerican and Berkshire Hathaway brings stability and experience to Constellation Energy

• Constellation Energy to continue to operate autonomously, working to execute on long-term strategic plan

MidAmerican offers the best course for all Constellation Energy stakeholders

Constellation Energy

Gregory E. Abel

President and Chief Executive Officer MidAmerican Energy Holdings Company

The way energy worksTM.

Constellation Energy

The way energy works.

MidAmerican Energy Group


United Kingdom
Philippines

- 7 million electric and natural gas customers worldwide
- 17,400 miles of interstate natural gas pipeline with approximately 6.9 bcf capacity
- 21,177 megawatts of owned and contracted generation
- 24.5 percent of generation is renewable or non-carbon
- $12.4 billion of revenues*
- $39 billion of assets*
- 88% owned by Berkshire Hathaway

* As of 12/31/07

PACIFICORP

PACIFIC POWER
Pacific Power Service Territory
Number of Customers: 722,000

ROCKY MOUNTAIN POWER
Rocky Mountain Power Service Territory
Number of Customers: 976,000

PACIFICORP ENERGY
Number of Customers: 2

Northern Natural Gas
Northern Natural Gas Pipeline
Number of Customers: 275

Kern River
Kern River Gas Transmission Pipeline
Number of Customers: 40

CE Electric UK
CE Electric UK Service Territory
Number of Customers: 3,807,000

CALENERGY
Generation Operations
Number of Customers: 13

MidAmerican ENERGY.
MidAmerican Energy Company Service Territory
Number of Customers: 1,425,000

10

Constellation Energy

Mayo A. Shattuck III

Chairman, President and Chief Executive Officer Constellation Energy

The way energy worksTM.